Exhibit 99.1

We are continuing to accept applications for the Paycheck Protection Program. We have been working very diligently reviewing loans and we are proud to say that FVCbank has approved over 600 loans totaling over $180,000,000! These loans will directly help local businesses during the Coronavirus pandemic. For more information about the Paycheck Protection Program and to find out if your business qualifies give us a call, visit our website, or contact your account representative today. #fvcbank #communitybank #PPP #FVCbankCares